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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



                                   April 15, 1997
________________________________________________________________________________
                          (Date of earliest event reported)


                              Commonwealth Bancorp, Inc.
________________________________________________________________________________
                (Exact name of registrant as specified in its charter)


Pennsylvania                           0-27942                        23-2828883
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(State or other jurisdiction     (Commission File Number)          (IRS Employer

of incorporation)                                            Identification No.)


P.O. Box 2100
70 Valley Stream Parkway, Valley Forge, Pennsylvania                       19482
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(Address of principal executive offices)                              (Zip Code)


                                   (610) 251-1600
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                 (Registrant's telephone number, including area code)


                                    Not Applicable
________________________________________________________________________________
                 (Former name, former address and former fiscal year,
                          if changed since last report)


                                  Page 1 of 9 Pages.
                           Exhibit Index appears on page 2.

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Item 5.  Other Events

    On April 15, 1997, Commonwealth Bancorp. Inc. (the "Company"), announced net income of $4.7 million for first quarter of 1997. Net income was $2.6 million for the first quarter of 1996. For additional information, reference is made to the Press Release, dated April 15, 1997, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99  Press Release, dated April 15, 1997


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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COMMONWEALTH BANCORP, INC.



Date:  April 22, 1997                    By:  /s/ Charles M. Johnston
                                              ------------------------
                                              Charles M. Johnston
                                              Chief Financial Officer